                                                                      EXHIBIT 99

                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                         AMERICAN EXPRESS ISSUANCE TRUST
                                  SERIES 2005-1

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as servicer ("TRS"), pursuant to the Transfer and Servicing Agreement, dated as of May 19, 2005 (as may be amended and supplemented, the "Agreement"), among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC, a Delaware limited liability company, as transferor, TRS, as servicer and administrator, AMERICAN EXPRESS ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (the "Trust"), and THE BANK OF NEW YORK, as Indenture Trustee (the "Indenture Trustee"), does hereby certify that:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or the Indenture, dated as of May 19, 2005 (as amended or supplemented, the "Indenture"), between the Trust and the Indenture Trustee, as supplemented by the Series 2005-1 Indenture Supplement, dated as of September 16, 2005, between the Trust and the Indenture Trustee (as amended and supplemented, the "Indenture Supplement" and together with the Indenture, the "Indenture"), as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The  undersigned  is an  Authorized  Officer  of the  Servicer  who is duly
     authorized   pursuant  to  the   Agreement  to  execute  and  deliver  this
     Certificate to the Indenture Trustee.

4.   This  Certificate  relates to the Payment Date  occurring on September  15,
     2006.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects its obligations under the Agreement and the Indenture through the Monthly Period preceding such Payment Date and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

6. The following is a description of each material default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer through the Monthly Period preceding such Payment Date, which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: None

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of September 2006.


                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Stephen J. Bakonyi
                                                 -----------------------
                                          Name:  Stephen J. Bakonyi
                                          Title: Vice President
                                                 ABS Operations

                                                   AMERICAN EXPRESS ISSUANCE TRUST
                                                            SERIES 2005-1
                                                           MONTHLY REPORT
        Monthly Period:                                                                              26-Jul-06 to 24-Aug-06
        Record Date:                                                                                              31-Aug-06
        Payment Date:                                                                                             15-Sep-06

        TRUST ACTIVITY                                                                                         TRUST TOTALS

        1.   Number of days in Monthly Period                                                                            30

        2.   Beginning of Monthly Period Number of Accounts                                                       7,333,772

        3.   Beginning of Monthly Period Principal Receivables, including any
        additions or removals during the Monthly Period                                                   $8,051,851,207.51

        3a.  Addition of Principal Receivables                                                                        $0.00

        3b.  Removal of Principal Receivables                                                                         $0.00

        4.   Beginning of Monthly Period Invested Amount of Collateral
        Certificates                                                                                                  $0.00

        5.   Beginning of Monthly Period Excess Funding Amount                                                        $0.00

        6.   Beginning of Monthly Period Pool Balance                                                     $8,051,851,207.51

        7.   Beginning of Monthly Period Available Overconcentration Account
        Amount                                                                                                        $0.00

        8.   New Principal Receivables                                                                    $6,936,138,928.20

        9.   Principal Collections                                                                        $6,994,522,774.46

        10.  Gross Default Amount                                                                            $22,480,542.39

        11.  End of Monthly Period Principal Receivables                                                  $7,970,986,818.86

        12.  End of Monthly Period Invested Amount of Collateral Certificates                                         $0.00

        13.  End of Monthly Period Excess Funding Account Amount                                                      $0.00

        14.  End of Monthly Period Pool Balance                                                           $7,970,986,818.86

        15.  End of Monthly Period Required Pool Balance                                                  $1,200,000,000.00

        16.  End of Monthly Period Available Overconcentration
        Account Amount                                                                                                $0.00

        17.  Required Overconcentration Account Amount                                                                $0.00

        18.  End of Monthly Period Number of Accounts                                                             7,405,242

        TRUST PERFORMANCE

        1.   Principal Collections                                                                        $6,994,522,774.46

        2.   Principal Payment Rate                                                                                  86.87%


        3.   Net Default Amount                                                                              $16,130,957.80

        4.   Annualized Net Default Rate                                                                              2.46%

        5.   Finance Charge Collections                                                                     $216,325,446.61

        6.   Trust Portfolio Yield (Net of Defaults)                                                                 30.56%

        7.   Delinquencies

             31 - 60 Days Delinquent                                                                        $156,169,815.21

             61 - 90 Days Delinquent                                                                         $40,428,191.61

             90+ Days Delinquent                                                                            $116,673,135.16

             Total 30+ Days Delinquent                                                                      $313,271,141.98


        TRANSFEROR AMOUNT

        1.   Beginning of Monthly Period Pool Balance                                                     $8,051,851,207.51

        2.   Beginning of Monthly Period Nominal Liquidation Amount                                       $1,200,000,000.00

        3.   Beginning of Monthly Period Transferor Amount                                                $6,851,851,207.51

        4.   End of Monthly Period Pool Balance                                                           $7,970,986,818.86

        5.   End of Monthly Period Nominal Liquidation Amount                                             $1,200,000,000.00

        6.   End of Monthly Period Transferor Amount                                                      $6,770,986,818.86

        7.   End of Monthly Period Required Transferor Amount                                             $1,195,648,022.83

        SERIES 2005-1 NOMINAL LIQUIDATION AMOUNT

        1.    Beginning of Monthly Period Series 2005-1 Nominal Liquidation
        Amount                                                                                              $600,000,000.00

        2.    Reimbursement of previous reductions in the  Series 2005-1 Nominal
        Liquidation Amount                                                                                            $0.00

        3.   Investor Charge-offs                                                                                     $0.00

        4.   Reallocated Principal Collections                                                                        $0.00

        5.   Principal Funding Account Balance                                                                        $0.00

        6.   Payments of principal of the Series 2005-1 Notes                                                         $0.00

        7.   Reimbursement of previous reductions in the  Series 2005-1 Nominal
        Liquidation Amount                                                                                            $0.00

        8.   End of Monthly Period Series 2005-1 Nominal Liquidation Amount                                 $600,000,000.00



        REALLOCATION GROUP A ALLOCATIONS                                              TRUST TOTAL               GROUP TOTAL

        1.   Nominal Liquidation Amount                                                                   $1,200,000,000.00

        2.   Finance Charge Collections                                           $216,325,446.61            $32,239,857.54

        3.   Interest                                                                                         $5,579,845.01

        4.   Net Default Amount                                                                               $2,404,061.98

        5.   Servicing Fee paid to the servicer                                                               $2,000,000.00

        6.   Additional Amounts                                                                                       $0.00


        SERIES 2005-1 ALLOCATIONS

        1.   Reallocation Group                                                                                     Group A

        2.   Shared Excess Available Finance Charge Collections Group                                               Group A

        3.   Shared Excess Available Principal Collections Group                                                    Group A

        4.   Principal Funding Account Balance                                                                        $0.00

        5.   Series 2005-1 Floating Allocation Percentage                                                             7.45%

        6.   Series 2005-1 Finance Charge Collections                                                        $16,119,928.77

        7.   Series 2005-1 Reallocation Group A Finance Charge Collections                                   $16,108,639.61

        8.   Net Investment Proceeds from Principal Funding Account                                                   $0.00

        9.   Amounts withdrawn from the Accumulation Reserve Account                                                  $0.00

        10.  Series 2005-1 Available Finance Charge Collections                                              $16,108,639.61

        11.  Series 2005-1 Allocation of Shared Excess Available Finance Charge
        Collections                                                                                                   $0.00

        12.  Series 2005-1 Determination Date                                                                    08/11/2006

        13.  Series 2005-1 Monthly Interest (15-Aug-06 to 14-Sep-06)                                          $2,778,633.34

        14.  Series 2005-1 Servicing Fee paid to the servicer                                                 $1,000,000.00

        15.  Series 2005-1 Default Amount                                                                     $1,202,030.99

        16.  Series 2005-1 Principal Allocation Percentage                                                            7.45%

        17.  Series 2005-1 Allocation of Principal Collections                                               521,211,030.42

        18.  Series 2005-1 Allocation of Shared Excess Available Principal
        Collections                                                                                                   $0.00

        19.  Series 2005-1 Allocation of amounts withdrawn from the
        Overconcentration Account                                                                                     $0.00


        APPLICATION OF SERIES 2005-1 AVAILABLE FINANCE CHARGE COLLECTIONS

        1.   Series 2005-1 Available Finance Charge Collections                                              $16,108,639.61

        2.   Class A Notes ($558,000,000)
                                                                                                              $2,575,480.00
             a. Class A Monthly Interest (Note Interest Rate: 5.36000%)
             b. Class A Outstanding Monthly Interest                                                                  $0.00
             c. Class A Additional Interest                                                                           $0.00
             d. Class A Outstanding Additional Interest                                                               $0.00

        3.   Class B Notes ($12,000,000)
                                                                                                                 $56,936.67
             a. Class B Monthly Interest (Note Interest Rate: 5.51000%)
             b. Class B Outstanding Monthly Interest                                                                  $0.00
             c. Class B Additional Interest                                                                           $0.00
             d. Class B Outstanding Additional Interest                                                               $0.00

        4.   Class C Notes ($30,000,000)
                                                                                                                $146,216.67
             a. Class C Monthly Interest (Note Interest Rate: 5.66000%)
             b. Class C Outstanding Monthly Interest                                                                  $0.00
             c. Class C Additional Interest                                                                           $0.00
             d. Class C Outstanding Additional Interest                                                               $0.00

        5.   Series 2005-1 Servicing Fee paid to servicer                                                     $1,000,000.00

        6.   Amount equal to Series 2005-1 Default Amount treated as Series
        2005-1 Available Principal Collections                                                                $1,202,030.99

        7.   Amount equal to unreimbursed reductions in the Series 2005-1
        Nominal Liquidation Amount treated as Series 2005-1 Available
        Principal Collections                                                                                         $0.00

        8.   Deposited to the Accumulation Reserve Account                                                            $0.00

        9.   Deposited to the Class C Reserve Account                                                                 $0.00

        10.  In the event of default and acceleration, amount up to the outstanding dollar principal amount of the Series 2005-1 notes treated as
        Series 2005-1 Available Principal Collections                                                                 $0.00

        11.  Remaining amount treated as Shared Excess Available Finance
        Charge Collections available for allocation to other series in Shared
        Excess Available Finance Charge Collections Group A                                                  $11,127,975.28

        12.  Remaining amount paid to the holder of the
        Transferor Interest                                                                                  $11,127,975.28



        APPLICATION OF SHARED EXCESS AVAILABLE FINANCE CHARGE
        COLLECTIONS ALLOCATED TO  SERIES 2005-1

        1.   Shared Excess Available Finance Charge Collections                                                       $0.00

        2.   Applied to fund Class A Monthly Interest and Class A Additional Interest and any past
        due Class A Monthly Interest and Class A Additional Interest                                                  $0.00

        3.   Applied to fund Class B Monthly Interest and Class B Additional Interest and any past
        due Class B Monthly Interest and Class B Additional Interest                                                  $0.00

        4.   Applied to fund Class C Monthly Interest and Class C Additional Interest and any past
        due Class C Monthly Interest and Class C Additional Interest                                                  $0.00


        5.   Applied to unpaid Series 2005-1 Servicing Fee                                                            $0.00

        6.   Amount equal to Series 2005-1 Default Amount treated as Series
        2005-1 Available Principal Collections
                                                                                                                      $0.00
        7.   Amount equal to unreimbursed reductions in the Series 2005-1
        Nominal Liquidation Amount treated as Series 2005-1 Available
        Principal Collections                                                                                         $0.00

        8.   Deposited to the Accumulation Reserve Account                                                            $0.00

        9.   Deposited to the Class C Reserve Account                                                                 $0.00

        10.  In the event of default and acceleration, amount up to the outstanding dollar principal amount of the Series 2005-1 Notes treated
        as Series 2005-1 Available Principal Collections                                                              $0.00

        11.  Remaining amount treated as Shared Excess Available Finance
        Charge Collections available to cover Series  Available Finance Charge
        Collections Shortfalls                                                                                        $0.00

        12.  Remaining amount paid to the holder of the
        Transferor Interest                                                                                           $0.00


        PRINCIPAL COLLECTIONS

        1.   Series 2005-1 Principal Allocation Percentage                                                            7.45%

        2.   Series 2005-1 Principal Collections                                                            $521,211,030.42

        3.   Reallocated Principal Collections required to pay shortfalls in interest on the Class A Notes or the Class B Notes or shortfalls in the Series
        2005-1 Servicing Fee and past due amounts thereon                                                             $0.00

        4.   Item 2 minus Item 3                                                                            $521,211,030.42

        5.   Other amounts treated as Series 2005-1 Available Principal
        Collections                                                                                           $1,202,030.99

        6.   Series 2005-1 Available Principal Collections (total of items 4 and 5)
                                                                                                            $522,413,061.41


        APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS
        DURING REVOLVING PERIOD

        1.   Treated as Shared Excess Available Principal Collections                                       $522,413,061.41

        APPLICATION OF PRINCIPAL COLLECTIONS DURING
        CONTROLLED ACCUMULATION PERIOD

        1.   Principal Funding Account                                                                                $0.00

        2.   Treated as Shared Excess Available Principal Collections                                                 $0.00

        APPLICATION OF PRINCIPAL COLLECTIONS DURING EARLY
        AMORTIZATION PERIOD

        1.   Class A Noteholders                                                                                      $0.00

        2.   Class B Noteholders                                                                                      $0.00

        3.   Class C Noteholders                                                                                      $0.00

        4.   Treated as Shared Excess Available Principal Collections                                                 $0.00


        APPLICATION OF SHARED EXCESS AVAILABLE PRINCIPAL COLLECTIONS
        ALLOCATED TO SERIES 2005-1

        1.   Series 2005-1 Available Principal Collections Shortfall                                                  $0.00

        2.   Shared Excess Available Principal Collections                                                            $0.00

        3.   During the Controlled Accumulation Period:

        3a.  Amount deposited in the Principal Funding Account                                                        $0.00

        4.   During the Early Amortization Period:                                                                    $0.00

        4a.  Paid to the Class A Noteholders                                                                          $0.00

        4b.  Paid to the Class B Noteholders                                                                          $0.00

        4c.  Paid to the Class C Noteholders                                                                          $0.00

        SERIES 2005-1 PRINCIPAL FUNDING, ACCUMULATION, CLASS C
        RESERVE ACCOUNT

        1.   Principal Funding Account
             Opening Balance                                                                                          $0.00
               Additions                                                                                              $0.00
               Withdrawals                                                                                            $0.00
             Ending Balance                                                                                           $0.00

        2.   Investment Proceeds on Principal Funding Account                                                         $0.00

        3.   Accumulation Reserve Account Amount
             Opening Balance                                                                                          $0.00
               Additions                                                                                              $0.00
               Withdrawals                                                                                            $0.00
             Ending Balance                                                                                           $0.00


        4.   Accumulation Reserve Account target amount                                                               $0.00

        5.   Class C Reserve Account Amount
             Opening Balance                                                                                          $0.00
               Additions                                                                                              $0.00
               Withdrawals                                                                                            $0.00
             Ending Balance                                                                                           $0.00

        6.   Class C Reserve Account target amount                                                                    $0.00


        PORTFOLIO PERFORMANCE DATA

        1.   Series 2005-1 Portfolio Yield
             Current Monthly Period                                                                                  30.23%
             Prior Monthly Period                                                                                    29.75%
             Second Prior Monthly Period                                                                             30.16%

        2.   Series 2005-1 Quarterly Portfolio Yield                                                                 30.05%

        3.   Series 2005-1 Base Rate
             Current Monthly Period                                                                                   7.38%
             Prior Monthly Period                                                                                     7.42%
             Second Prior Monthly Period                                                                              7.25%

        4.   Series 2005-1 Quarterly  Base Rate                                                                       7.35%

        5.   Series 2005-1 Excess Spread Percentage
             Current Monthly Period                                                                                  22.85%
             Prior Monthly Period                                                                                    22.33%
             Second Prior Monthly Period                                                                             22.92%

        6.   Series 2005-1 Quarterly  Excess Spread Percentage                                                       22.70%

        Is the Quarterly Excess Spread Percentage greater than the Required
        Excess Spread Percentage?                                                                                       Yes

        7.    Principal Payment Rate
             Current Monthly Period                                                                                  86.87%
             Prior Monthly Period                                                                                    87.00%
             Second Prior Monthly Period                                                                             88.48%

        8.   Quarterly  Principal Payment Rate                                                                       87.45%

        Is the Quarterly Principal Payment Rate greater than 60%?                                                       Yes



                                           AMERICAN EXPRESS TRAVEL RELATED
                                           SERVICES COMPANY, INC., as Servicer

                                           By:    /s/ Stephen J. Bakonyi
                                                  ----------------------------
                                           Name:  Stephen J. Bakonyi
                                           Title: Vice President
                                                  ABS Operations

                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                         AMERICAN EXPRESS ISSUANCE TRUST
                                  SERIES 2005-2

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as servicer ("TRS"), pursuant to the Transfer and Servicing Agreement, dated as of May 19, 2005 (as may be amended and supplemented, the "Agreement"), among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC, a Delaware limited liability company, as transferor, TRS, as servicer and administrator, AMERICAN EXPRESS ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (the "Trust"), and THE BANK OF NEW YORK, as Indenture Trustee (the "Indenture Trustee"), does hereby certify that:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or the Indenture, dated as of May 19, 2005 (as amended or supplemented, the "Indenture"), between the Trust and the Indenture Trustee, as supplemented by the Series 2005-2 Indenture Supplement, dated as of September 16, 2005, between the Trust and the Indenture Trustee (as amended and supplemented, the "Indenture Supplement" and together with the Indenture, the "Indenture"), as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The  undersigned  is an  Authorized  Officer  of the  Servicer  who is duly
     authorized   pursuant  to  the   Agreement  to  execute  and  deliver  this
     Certificate to the Indenture Trustee.

4.   This  Certificate  relates to the Payment Date  occurring on September  15,
     2006.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects its obligations under the Agreement and the Indenture through the Monthly Period preceding such Payment Date and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

6. The following is a description of each material default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer through the Monthly Period preceding such Payment Date, which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: None

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of September 2006.


                                           AMERICAN EXPRESS TRAVEL RELATED
                                           SERVICES COMPANY, INC., as Servicer

                                           By:    /s/ Stephen J. Bakonyi
                                                  ----------------------
                                           Name:  Stephen J. Bakonyi
                                           Title: Vice President
                                                  ABS Operations

                                                   AMERICAN EXPRESS ISSUANCE TRUST
                                                            SERIES 2005-2
                                                           MONTHLY REPORT
        Monthly Period:                                                                              26-Jul-06 to 24-Aug-06
        Record Date:                                                                                              31-Aug-06
        Payment Date:                                                                                             15-Sep-06

        TRUST ACTIVITY                                                                                         TRUST TOTALS

        1.  Number of days in Monthly Period                                                                             30

        2.  Beginning of Monthly Period Number of Accounts                                                        7,333,772

        3.  Beginning of Monthly Period Principal Receivables, including any
        additions or removals during the Monthly Period                                                   $8,051,851,207.51

        3a.  Addition of Principal Receivables                                                                        $0.00

        3b.  Removal of Principal Receivables                                                                         $0.00

        4.  Beginning of Monthly Period Invested Amount of Collateral
        Certificates                                                                                                  $0.00

        5.  Beginning of Monthly Period Excess Funding Amount                                                         $0.00

        6.  Beginning of Monthly Period Pool Balance                                                      $8,051,851,207.51

        7.  Beginning of Monthly Period Available Overconcentration Account
        Amount                                                                                                        $0.00

        8.  New Principal Receivables                                                                     $6,936,138,928.20

        9.  Principal Collections                                                                         $6,994,522,774.46

        10.   Gross Default Amount                                                                           $22,480,542.39

        11.  End of Monthly Period Principal Receivables                                                  $7,970,986,818.86

        12.  End of Monthly Period Invested Amount of Collateral Certificates                                         $0.00

        13.  End of Monthly Period Excess Funding Account Amount                                                      $0.00

        14.  End of Monthly Period Pool Balance                                                           $7,970,986,818.86

        15.  End of Monthly Period Required Pool Balance                                                  $1,200,000,000.00

        16.  End of Monthly Period Available Overconcentration
        Account Amount                                                                                                $0.00

        17.  Required Overconcentration Account Amount                                                                $0.00

        18.  End of Monthly Period Number of Accounts                                                             7,405,242

        TRUST PERFORMANCE

        1.   Principal Collections                                                                        $6,994,522,774.46

        2.   Principal Payment Rate                                                                                  86.87%


        3.   Net Default Amount                                                                              $16,130,957.80

        4.   Annualized Net Default Rate                                                                              2.46%

        5.   Finance Charge Collections                                                                     $216,325,446.61

        6.   Trust Portfolio Yield (Net of Defaults)                                                                 30.56%

        7.   Delinquencies

             31 - 60 Days Delinquent                                                                        $156,169,815.21

             61 - 90 Days Delinquent                                                                         $40,428,191.61

             90+ Days Delinquent                                                                            $116,673,135.16

             Total 30+ Days Delinquent                                                                      $313,271,141.98



        TRANSFEROR AMOUNT

        1.   Beginning of Monthly Period Pool Balance                                                     $8,051,851,207.51

        2.   Beginning of Monthly Period Nominal Liquidation Amount                                       $1,200,000,000.00

        3.   Beginning of Monthly Period Transferor Amount                                                $6,851,851,207.51

        4.   End of Monthly Period Pool Balance                                                           $7,970,986,818.86

        5.   End of Monthly Period Nominal Liquidation Amount                                             $1,200,000,000.00

        6.   End of Monthly Period Transferor Amount                                                      $6,770,986,818.86

        7.   End of Monthly Period Required Transferor Amount                                             $1,195,648,022.83

        SERIES 2005-2 NOMINAL LIQUIDATION AMOUNT

        1.   Beginning of Monthly Period Series 2005-2 Nominal Liquidation
        Amount                                                                                              $600,000,000.00

        2.   Reimbursement of previous reductions in the  Series 2005-2 Nominal
        Liquidation Amount                                                                                            $0.00

        3.   Investor Charge-offs                                                                                     $0.00

        4.   Reallocated Principal Collections                                                                        $0.00

        5.   Principal Funding Account Balance                                                                        $0.00

        6.   Payments of principal of the Series 2005-2 Notes                                                         $0.00

        7.   Reimbursement of previous reductions in the  Series 2005-2 Nominal
        Liquidation Amount                                                                                            $0.00

        8.   End of Monthly Period Series 2005-2 Nominal Liquidation Amount                                 $600,000,000.00



        REALLOCATION GROUP A ALLOCATIONS                                              TRUST TOTAL               GROUP TOTAL

        1.   Nominal Liquidation Amount                                                                   $1,200,000,000.00

        2.   Finance Charge Collections                                           $216,325,446.61            $32,239,857.54

        3.   Interest                                                                                         $5,579,845.01

        4.   Net Default Amount                                                                               $2,404,061.98

        5.   Servicing Fee paid to the servicer                                                               $2,000,000.00

        6.   Additional Amounts                                                                                       $0.00


        SERIES 2005-2 ALLOCATIONS

        1.   Reallocation Group                                                                                     Group A

        2.   Shared Excess Available Finance Charge Collections Group                                               Group A

        3.   Shared Excess Available Principal Collections Group                                                    Group A

        4.   Principal Funding Account Balance                                                                        $0.00

        5.   Series 2005-2 Floating Allocation Percentage                                                             7.45%

        6.   Series 2005-2 Finance Charge Collections                                                        $16,119,928.77

        7.   Series 2005-2 Reallocation Group A Finance Charge Collections                                   $16,131,217.94

        8.   Net Investment Proceeds from Principal Funding Account                                                   $0.00

        9.   Amounts withdrawn from the Accumulation Reserve Account                                                  $0.00

        10.  Series 2005-2 Available Finance Charge Collections                                              $16,131,217.94

        11.  Series 2005-2 Allocation of Shared Excess Available Finance Charge
        Collections                                                                                                   $0.00

        12.  Series 2005-2 Determination Date                                                                    08/11/2006

        13.  Series 2005-2 Monthly Interest (15-Aug-06 to 14-Sep-06)                                          $2,801,211.67

        14.  Series 2005-2 Servicing Fee paid to the servicer                                                 $1,000,000.00

        15.  Series 2005-2 Default Amount                                                                     $1,202,030.99

        16.  Series 2005-2 Principal Allocation Percentage                                                            7.45%

        17.  Series 2005-2 Allocation of Principal Collections                                               521,211,030.42

        18.  Series 2005-2 Allocation of Shared Excess Available Principal
        Collections                                                                                                   $0.00

        19.  Series 2005-2 Allocation of amounts withdrawn from the
        Overconcentration Account                                                                                     $0.00


        APPLICATION OF SERIES 2005-2 AVAILABLE FINANCE CHARGE COLLECTIONS

        1.   Series 2005-2 Available Finance Charge Collections                                              $16,131,217.94

        2.   Class A Notes ($558,000,000)
                                                                                                              $2,594,700.00
             a. Class A Monthly Interest (Note Interest Rate: 5.40000%)
             b. Class A Outstanding Monthly Interest                                                                  $0.00
             c. Class A Additional Interest                                                                           $0.00
             d. Class A Outstanding Additional Interest                                                               $0.00

        3.   Class B Notes ($12,000,000)
                                                                                                                 $57,970.00
             a. Class B Monthly Interest (Note Interest Rate: 5.61000%)
             b. Class B Outstanding Monthly Interest                                                                  $0.00
             c. Class B Additional Interest                                                                           $0.00
             d. Class B Outstanding Additional Interest                                                               $0.00

        4.   Class C Notes ($30,000,000)
                                                                                                                $148,541.67
             a. Class C Monthly Interest (Note Interest Rate: 5.75000%)
             b. Class C Outstanding Monthly Interest                                                                  $0.00
             c. Class C Additional Interest                                                                           $0.00
             d. Class C Outstanding Additional Interest                                                               $0.00

        5.   Series 2005-2 Servicing Fee paid to servicer                                                     $1,000,000.00

        6.   Amount equal to Series 2005-2 Default Amount treated as Series
        2005-2 Available Principal Collections                                                                $1,202,030.99

        7.   Amount equal to unreimbursed reductions in the Series 2005-2
        Nominal Liquidation Amount treated as Series 2005-2 Available
        Principal Collections                                                                                         $0.00

        8.   Deposited to the Accumulation Reserve Account                                                            $0.00

        9.   Deposited to the Class C Reserve Account                                                                 $0.00

        10.  In the event of default and acceleration, amount up to the outstanding dollar principal amount of the Series 2005-2 notes treated as
        Series 2005-2 Available Principal Collections                                                                 $0.00

        11.  Remaining amount treated as Shared Excess Available Finance
        Charge Collections available for allocation to other series in Shared
        Excess Available Finance Charge Collections Group A                                                  $11,127,975.28

        12.  Remaining amount paid to the holder of the
        Transferor Interest                                                                                  $11,127,975.28


        APPLICATION OF SHARED EXCESS AVAILABLE FINANCE CHARGE
        COLLECTIONS ALLOCATED TO  SERIES 2005-2

        1.   Shared Excess Available Finance Charge Collections                                                       $0.00

        2.   Applied to fund Class A Monthly Interest and Class A Additional Interest and any past
        due Class A Monthly Interest and Class A Additional Interest                                                  $0.00

        3.   Applied to fund Class B Monthly Interest and Class B Additional Interest and any past
        due Class B Monthly Interest and Class B Additional Interest                                                  $0.00

        4.   Applied to fund Class C Monthly Interest and Class C Additional Interest and any past
        due Class C Monthly Interest and Class C Additional Interest                                                  $0.00


        5.   Applied to unpaid Series 2005-2 Servicing Fee                                                            $0.00

        6.   Amount equal to Series 2005-2 Default Amount treated as Series
        2005-2 Available Principal Collections
                                                                                                                      $0.00
        7.   Amount equal to unreimbursed reductions in the Series 2005-2
        Nominal Liquidation Amount treated as Series 2005-2 Available
        Principal Collections                                                                                         $0.00

        8.   Deposited to the Accumulation Reserve Account                                                            $0.00

        9.   Deposited to the Class C Reserve Account                                                                 $0.00

        10.  In the event of default and acceleration, amount up to the outstanding dollar principal amount of the Series 2005-2 Notes treated
        as Series 2005-2 Available Principal Collections                                                              $0.00

        11.  Remaining amount treated as Shared Excess Available Finance
        Charge Collections available to cover Series  Available Finance Charge
        Collections Shortfalls                                                                                        $0.00

        12.  Remaining amount paid to the holder of the
        Transferor Interest                                                                                           $0.00

        PRINCIPAL COLLECTIONS

        1.   Series 2005-2 Principal Allocation Percentage                                                            7.45%

        2.   Series 2005-2 Principal Collections                                                            $521,211,030.42

        3.   Reallocated Principal Collections required to pay shortfalls in interest on the Class A Notes or the Class B Notes or shortfalls in the Series
        2005-2 Servicing Fee and past due amounts thereon                                                             $0.00

        4.   Item 2 minus Item 3                                                                            $521,211,030.42

        5.   Other amounts treated as Series 2005-2 Available Principal
        Collections                                                                                           $1,202,030.99

        6.   Series 2005-2 Available Principal Collections (total of items 4 and 5)                         $522,413,061.41

        APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS
        DURING REVOLVING PERIOD

        1.   Treated as Shared Excess Available Principal Collections                                       $522,413,061.41

        APPLICATION OF PRINCIPAL COLLECTIONS DURING
        CONTROLLED ACCUMULATION PERIOD

        1.   Principal Funding Account                                                                                $0.00

        2.   Treated as Shared Excess Available Principal Collections                                                 $0.00

        APPLICATION OF PRINCIPAL COLLECTIONS DURING EARLY
        AMORTIZATION PERIOD

        1.   Class A Noteholders                                                                                      $0.00

        2.   Class B Noteholders                                                                                      $0.00

        3.   Class C Noteholders                                                                                      $0.00

        4.   Treated as Shared Excess Available Principal Collections                                                 $0.00


        APPLICATION OF SHARED EXCESS AVAILABLE PRINCIPAL COLLECTIONS
        ALLOCATED TO SERIES 2005-2

        1.   Series 2005-2 Available Principal Collections Shortfall                                                  $0.00

        2.   Shared Excess Available Principal Collections                                                            $0.00

        3.   During the Controlled Accumulation Period:

        3a.  Amount deposited in the Principal Funding Account                                                        $0.00

        4.   During the Early Amortization Period:                                                                    $0.00

        4a.  Paid to the Class A Noteholders                                                                          $0.00

        4b.  Paid to the Class B Noteholders                                                                          $0.00

        4c.  Paid to the Class C Noteholders                                                                          $0.00

        SERIES 2005-2 PRINCIPAL FUNDING, ACCUMULATION, CLASS C
        RESERVE ACCOUNT

        1.   Principal Funding Account
             Opening Balance                                                                                          $0.00
               Additions                                                                                              $0.00
               Withdrawals                                                                                            $0.00
             Ending Balance                                                                                           $0.00

        2.   Investment Proceeds on Principal Funding Account                                                         $0.00

        3.   Accumulation Reserve Account Amount
             Opening Balance                                                                                          $0.00
               Additions                                                                                              $0.00
               Withdrawals                                                                                            $0.00
             Ending Balance                                                                                           $0.00


        4.   Accumulation Reserve Account target amount                                                               $0.00

        5.   Class C Reserve Account Amount
             Opening Balance                                                                                          $0.00
               Additions                                                                                              $0.00
               Withdrawals                                                                                            $0.00
             Ending Balance                                                                                           $0.00

        6.   Class C Reserve Account target amount                                                                    $0.00



        PORTFOLIO PERFORMANCE DATA

        1.   Series 2005-2 Portfolio Yield
             Current Monthly Period                                                                                  30.27%
             Prior Monthly Period                                                                                    29.79%
             Second Prior Monthly Period                                                                             30.21%

        2.   Series 2005-2 Quarterly Portfolio Yield                                                                 30.09%

        3.   Series 2005-2 Base Rate
             Current Monthly Period                                                                                   7.42%
             Prior Monthly Period                                                                                     7.46%
             Second Prior Monthly Period                                                                              7.29%

        4.   Series 2005-2 Quarterly  Base Rate                                                                       7.39%

        5.   Series 2005-2 Excess Spread Percentage
             Current Monthly Period                                                                                  22.85%
             Prior Monthly Period                                                                                    22.33%
             Second Prior Monthly Period                                                                             22.92%

        6.    Series 2005-2 Quarterly  Excess Spread Percentage                                                      22.70%

        Is the Quarterly Excess Spread Percentage greater than the Required
        Excess Spread Percentage?                                                                                       Yes

        7.   Principal Payment Rate
             Current Monthly Period                                                                                  86.87%
             Prior Monthly Period                                                                                    87.00%
             Second Prior Monthly Period                                                                             88.48%

        8.   Quarterly  Principal Payment Rate                                                                       87.45%

        Is the Quarterly Principal Payment Rate greater than 60%?                                                       Yes


                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By:    /s/ Stephen J. Bakonyi
                                                   -----------------------------
                                            Name:  Stephen J. Bakonyi
                                            Title: Vice President
                                                   ABS Operations